APPENDIX 2.3.2 - A

                                     Form of

                               RENTRAK CORPORATION
                        INCENTIVE STOCK OPTION AGREEMENT

     THIS AGREEMENT, effective as of November 18, 2002, is made by and between Rentrak Corporation, an Oregon corporation (hereinafter referred to as "Company"), and Kenneth M. Papagan, an employee of Company (hereinafter referred to as "Employee"):

     WHEREAS, Company wishes to afford Employee the opportunity to purchase shares of its $.001 par value Common Stock; and

     WHEREAS, Company has adopted the 1997 Equity Participation Plan of Rentrak Corporation (hereinafter referred to as "Plan") (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

     WHEREAS, the Committee appointed to administer the Plan has determined that it would be to the advantage and best interest of Company and its shareholders to grant the Incentive Stock Option (the "Option") provided for herein to Employee as an inducement to remain in the service of Company and as an incentive for increased efforts during such service;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties agree as follows:

1.   GRANT OF OPTION

     1.1 Grant of Option. In consideration of Employee's agreement to remain in the employ of Company or its Subsidiaries and for other good and valuable consideration, effective as of the date of this Agreement, Company irrevocably grants to Employee an Option to purchase any part or all of an aggregate of _______ shares of its $.001 par value Common Stock upon the terms and conditions set forth in this Agreement and the Plan; provided that to the extent that any provision of this Agreement or Employee's Employment Agreement with Company conflicts with the provisions of the Plan (including without limitation Section
1.33 of the Plan), the provisions of this Agreement or Employee's Employment Agreement will control.

     1.2 Purchase Price. The purchase price of the shares of Common Stock covered by the Option is ______ per share, without commission or other charge, subject to adjustment as provided in Section 9.3(a) of the Plan.

     1.3 Consideration to Company. In consideration of the granting of this Option by Company, Employee agrees to render faithful and efficient services to Company or a Subsidiary, with such duties and responsibilities as set forth in Employee's Employment Agreement with Company. Nothing in this Agreement or in the Plan confers upon Employee any right to continue in the employ of Company or any Subsidiary, or as a director of Company, or will

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interfere   with  or  restrict  in  any  way  the  rights  of  Company  and  its
Subsidiaries, which are expressly reserved, to discharge Employee at any time for any reason whatsoever, with or without cause, except as provided in Employee's Employment Agreement with Company.

     1.4 Adjustments in Option. The Committee may make adjustments with respect to the Option in accordance with the provisions of Section 9.3 of the Plan; provided, however, that each such adjustment will be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code, unless the Optionee consents to an adjustment which would constitute such a "modification".

2.   PERIOD OF EXERCISABILITY

     2.1 Commencement of Exercisability.

          (a) Subject to Sections 2.1(b), 2.1(c), and 2.3, the Option will become exercisable in four cumulative installments as follows:

               (i) The first installment consists of 25% of the shares covered by the Option and will become exercisable on the first anniversary of the date the Option is granted.

               (ii) The second installment consists of 25% of the shares covered by the Option and will become exercisable on the second anniversary of the date the Option is granted.

               (iii) The third installment consists of 25% of the shares covered by the Option and will become exercisable on the third anniversary of the date the Option is granted.

               (iv) The fourth installment consists of 25% of the shares covered by the Option and will become exercisable on the fourth anniversary of the date the Option is granted.

          (b) No portion of the Option which is unexercisable at Termination of Employment will thereafter become exercisable.

          (c) Notwithstanding Sections 2.1(a) and 2.1(b), the Option will become fully and immediately exercisable in the event that after the occurrence of an event that would constitute a "change in control" of Company (under either the definition of that term in the Plan or the definition of that term in Employee's Employment Agreement with Company) and during the term of Employee's Employment Agreement with Company, Company terminates Employee's employment with Company without "Cause" or Employee voluntarily terminates his employment with Company with "Good Reason" (as those terms are defined in Employee's Employment Agreement).

     2.2  Duration  of  Exercisability.  Once  the  Option  becomes  exercisable
pursuant  to  Section  2.1,  it  will  remain   exercisable   until  it  becomes
unexercisable under Section 2.3.


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     2.3 Expiration of Option.  The Option may not be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of 10 years from the date the Option was granted;

          (b) If Employee owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), the expiration of five years from the date the Option was granted;

          (c) The expiration of one month from the date of Employee's voluntary Termination of Employment without Good Reason;

          (d) The expiration of three months from the date of Employee's Termination of Employment by reason of his retirement, his being discharged without Cause, or his voluntary Termination of Employment for Good Reason, unless Employee dies within said three-month period;

          (e) The expiration of one year from the date of Employee's Termination of Employment by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

          (f) The expiration of one year from the date of Employee's death;

          (g) Immediately  upon Employee's  Termination of Employment for Cause;
     or

          (h) On the date specified in Section 2.4(b) in connection with a Terminating Event (as that term is defined in Section 2.4(b)).

     2.4   Adjustments    to    and/or     Cancellation    of    the    Option.


          (a) Neither (i) the issuance of additional shares of stock of Company in exchange for adequate consideration (including services), nor (ii) the conversion of outstanding preferred shares of Company into Common Stock, will be deemed to require an adjustment in the shares covered by the Option or in the purchase price of shares subject to the Option pursuant to
     Section 9.3(a) of the Plan. In the event the Committee determines that an event has occurred affecting Company such that an adjustment to the Option under Section 9.3(a) of the Plan should be made but that it is not practical or feasible to make such an adjustment, such event will be deemed a Terminating Event subject to the following paragraph.

          (b) Subject to Section 9.3(b)(vii) of the Plan, in the event of a "Change in Control" of Company (under either the definition of that term in the Plan or the definition of that term in Employee's Employment Agreement) or the occurrence of an event in accordance with the last sentence of the previous paragraph (any of such events is herein referred to as a "Terminating Event"), the Committee will determine whether a provision

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     will be made in connection  with the  Terminating  Event for an appropriate assumption of the Option by, or substitution of appropriate new options covering stock of, a successor corporation employing Employee or stock of an affiliate of such successor employer corporation. If the Committee determines that such an appropriate assumption or substitution will be made, the Committee will give notice of the determination to Employee and the terms of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the Option outstanding under the Plan (or to options issued in substitution therefor), (ii) to the Option purchase price, and (iii) to the terms and conditions of the Option, will be binding upon Employee. If the Committee determines that no assumption or substitution will be made, the Committee will give notice of this determination to Employee, whereupon Employee will have the right for a period of 30 days following the notice to exercise in full or in part the unexercised and unexpired portion of this Option, all of which will become
     fully  and   immediately   vested  without  regard  to  the  limitation  on
     exercisability specified in Section 2.1(a) above. Upon the expiration of this 30 day period, the Option will expire to the extent not earlier exercised.

          (c) The Committee will exercise its discretion in connection with the determinations under this Section 2.4 in good faith and in a uniform and nondiscriminatory manner with respect to all participants under the Plan.

     2.5 Special Tax Consequences. Employee acknowledges that, to the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code), including the Option, are exercisable for the first time by Employee during any calendar year (under the Plan and all other incentive stock option plans of Company, any Subsidiary and any parent corporation thereof (within the meaning of Section 422 of the Code)) exceeds $100,000, such options will be treated as Non-Qualified Options to the extent required by Section 422 of the Code. Employee further acknowledges that the rule set forth in the preceding sentence will be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock will be determined as of the time the option with respect to such stock is granted.

3.   EXERCISE OF OPTION

     3.1 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 2.3, provided, however, that each partial exercise will be for not less than 100 shares and must be for whole shares only.

     3.2 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to Company's Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 2.3:


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          (a) A written notice complying with the applicable  rules  established by the Committee stating that the Option, or a portion thereof, is exercised. The notice must be signed by Employee or other person then entitled to exercise the Option or such portion.

          (b) Full payment to Company for the shares with respect to which such Option or portion is exercised, which must be:

               (i) In cash; or

               (ii) With the consent of the Committee, (A) shares of Company's Common Stock owned by Employee, and, if acquired from Company, held for at least six months, duly endorsed for transfer to Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares as to which the Option is exercised, or
          (B) shares of Company's Common Stock issuable to Employee upon exercise of the Option, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares as to which the Option is exercised; or

               (iii) With the consent of the Committee, by delivery of a notice that Employee has placed a market sell order with a broker with respect to shares of Company's Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to Company in satisfaction of the purchase price of the shares as to which the Option is exercised.

          (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by Employee or other person then entitled to exercise such Option or portion as the Committee in its discretion, determines is necessary or appropriate to effect compliance with the Securities Act of 1933 and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, such agreement may provide that (i) as of the date of any subsequent transfer of the shares acquired on exercise of the Option (the "Option Shares"), the Committee may require an opinion of counsel acceptable to it to the effect that such transfer of the Option Shares does not violate the Securities Act of 1933, and (ii) Company may issue stop-transfer orders covering the Option Shares. Share certificates evidencing Option Shares will bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) will not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act of 1933, and such registration is then effective in respect of such shares.

          (d) Full payment to Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option. With the consent of the Committee,
     (i) shares of Company's Common Stock owned by Employee, duly endorsed for transfer, with a Fair Market Value equal to the sums required to be withheld, or (ii) shares of Company's Common Stock issuable to


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     Employee  upon exercise of the Option with a Fair Market Value equal to the sums required to be withheld, may be used to make all or part of such payment.

          (e) In the event the  Option  or  portion  is  exercised  pursuant  to
     Section 4.1 by any person or persons other than Employee, appropriate proof of the right of such person or persons to exercise the Option.

     3.3 Rights as Shareholder. The holder of the Option is not, and does not have any of the rights or privileges of, a shareholder of Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares have been issued by Company to such holder.

4. OTHER PROVISIONS

     4.1 Option Not Transferable. Neither the Option nor any interest or right therein or part thereof may be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right in the Option (or part thereof) will be liable for the debts, contracts or engagements of Employee or his successors in interest or will be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof will be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     4.2 Shares to Be Reserved. Company will at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

     4.3 Notices. Any notice to be given under the terms of this Agreement to Company must be addressed to Company in care of its Secretary, and any notice to be given to Employee will be addressed to him at the address given beneath his signature. By a notice given pursuant to this Section 4.3, either party may designate a different address for notices to be given. Any notice which is required to be given to Employee will, if Employee is then deceased, be given to Employee's personal representative if such representative has previously informed Company of his status and address by written notice under this Section
4.3. Any notice will be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as pursuant to this Section, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

     4.4 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     4.5 Notification of Disposition. Employee will give prompt notice to Company of any disposition or other transfer of any shares acquired under this Agreement if such disposition

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or transfer  is made (a) within two years from the date of  granting  the Option with respect to such shares or (b) within one year after the transfer of such shares to him. Such notice must specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Employee in such disposition or other transfer.

     4.6 Construction. This Agreement will be administered, interpreted and enforced under the internal laws of the State of Oregon without regard to conflicts of laws thereof.

     4.7 Conformity to Securities Laws. Employee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan will be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement will be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     4.8 Definition of Terms. All capitalized terms used herein without definition have the meanings ascribed to such terms in the Plan.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.


                               RENTRAK CORPORATION



                                       By _______________________________
                                       President




Kenneth M. Papagan

Address:




Employee's Taxpayer Identification Number: ___________________



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